EXHIBIT 32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Activeworlds Corp. (the "Company") on Form 10-KSB for the period ending December 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I Sean Deson, Chief Executive Officer and Chief Financial of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

         1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:  April 10, 2007                          /s/ Sean Deson
                                               ---------------------------------
                                               Sean Deson,
                                               Chief Executive Officer and Chief
                                               Financial Officer

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.